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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of Report     (Date of earliest event reported): MAY 14, 2001
                                                      ------------------



                           5B TECHNOLOGIES CORPORATION
      -------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        DELAWARE                   0-27190                   11-3529387
        --------                   --------                  ----------
(STATE OR OTHER JURISDICTION      (COMMISSION               (IRS EMPLOYER
      OF INCORPORATION)            FILE NUMBER)             IDENTIFICATION NO.)


                   100 SUNNYSIDE BOULEVARD, WOODBURY, NY 11797
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

Registrant's telephone number, including area code           (516) 677-6100
                                                   -----------------------------


                                 NOT APPLICABLE
 ------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 5.  OTHER EVENTS.

      On May 14, 2001, 5B Technologies Corporation sold its DeltaForce Personnel Services business to The Supporting Cast Inc., a privately owned company based in New York City.

      The foregoing summary is subject to the full text of the press release with respect thereto, a copy of which is attached hereto as Exhibit 99.1, which exhibit is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   EXHIBITS.  The following exhibit is filed with this Report:

            99.1  Press Release, dated May 15, 2001.






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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          5B TECHNOLOGIES CORPORATION


Date:     May 16, 2001                    By: /s/ Glenn Nortman
      ------------------------               ----------------------------------
                                             Glenn Nortman, Chief Executive
                                             Officer



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                                  EXHIBIT INDEX



            EXHIBIT           DESCRIPTION
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            99.1              Press Release, dated May 15, 2001.
















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